Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with this Interim Report on Form 10-QSB of Technology Research Corporation (the “Company”) for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned President and Chief Executive Officer certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2004	/s/ Jerry T. Kendall
Jerry T. Kendall
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Technology Research Corporation and will be retained by Technology Research Corporation and furnished to the Securities and Exchange Commission or its staff upon request.